Condensed Consolidated Statements of Operations (Unaudited) - USD ($)	6 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income Statement [Abstract]
REVENUE	$ 9,430,508	$ 2,330,000
COST OF REVENUE	(2,629,781)	(1,936,520)
GROSS PROFIT	6,800,727	393,480
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	(4,426,383)	(2,678,821)
RESEARCH AND DEVELOPMENT EXPENSES	(192,720)	(448,508)
STOCK COMPENSATION EXPENSE	(3,418,148)	(2,261,308)
LOSS FROM OPERATIONS	(1,236,524)	(4,995,157)
OTHER INCOME (EXPENSE), NET
Other income, net	700,000	31,083
Interest income		136
Finance expense	(3,793)	(9,676)
TOTAL OTHER INCOME (EXPENSE), NET	696,207	21,543
LOSS BEFORE PROVISION FOR INCOME TAXES	(540,317)	(4,973,614)
PROVISION FOR INCOME TAXES
NET LOSS	$ (540,317)	$ (4,973,614)
Weighted average number of shares:
Basic and diluted (in Shares)	130,499,831	44,837,771
Loss per share:
Basic and diluted (in Dollars per share)	$ 0	$ (0.11)